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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 17, 2001

AMERICA FIRST MORTGAGE INVESTMENTS, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Formation)		001-13391 (Commission File Number)
13-3974868 (IRS Employer Identification Number)
399 Park Avenue New York, New York (Address of principal executive offices)		10022 (Zip Code)

(212) 935-8760
(Registrants' telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Item 5. Other Events.

    Attached hereto as Exhibit 99 is a press release issued by America First Mortgage Investments, Inc. on October 17, 2001 announcing its earnings for the quarter ended September 30, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA FIRST MORTGAGE INVESTMENTS, INC.,
By	/s/ STEWART ZIMMERMAN Stewart Zimmerman, President and Chief Executive Officer

    Dated: October 17, 2001

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  Item 5. Other Events.
SIGNATURES